UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 30, 2019

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte
North Carolina
28209
(Address of principal executive offices, including zip code)
(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NPO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 30, 2019, in connection with its periodic review of corporate governance matters, the Board of Directors of EnPro Industries, Inc. (the “Company”) adopted, effective immediately, the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”). The Bylaws include amendments providing enhanced advance notice disclosure requirements for shareholder proposals of business or director nominations in connection with meetings of shareholders. The amendments, which are designed to foster greater transparency and a more orderly shareholder meeting process, among other things, expand the information that shareholder proponents and others (each a “Proposing Person”) must disclose to the Company to include the Proposing Person’s direct and indirect ownership interests, derivative interests, dividend and voting rights, and other rights or interests connected to the Company’s stock and updates of specified required disclosures, if necessary, as of the record date for the applicable meeting. The Bylaws also delete an obsolete provision that addressed the timing for delivery of shareholder notices in connection with the Company’s first annual shareholders meeting as a public company in 2003. In addition, the Bylaws make certain conforming and numbering changes.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to a marked copy of the full text of the Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. An unmarked version of the Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Bylaws of EnPro Industries, Inc., marked to show amendments effective October 30, 2019
3.2	Amended and Restated Bylaws of EnPro Industries, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 31, 2019

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary

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